Exhibit 99.1
Credit Suisse 2008 Energy Summit February 5, 2008

Forward Looking Statements This presentation contains forward-looking statements based on current expectations, and neither Pinnacle West Capital Corporation ("Pinnacle West") nor Arizona Public Service Company ("APS") assumes any obligation to update these statements or make any further statements on any of these issues, except as required by applicable law. These forward- looking statements are often identified by words such as "estimate," "predict," "hope," "may," "believe," "anticipate," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the year ended December 31, 2006, these factors include, but are not limited to: state and federal regulatory and legislative decisions and actions, particularly those affecting our rates and our recovery of fuel and purchased power costs; the ongoing restructuring of the electric industry, including the introduction of retail electric competition in Arizona and decisions impacting wholesale competition; the outcome of regulatory, legislative and judicial proceedings, both current and future, relating to the restructuring and environmental matters (including those relating to climate change); market prices for electricity and natural gas; power plant performance and outages; transmission outages and constraints; weather variations affecting local and regional customer energy usage; customer growth and energy usage; regional economic and market conditions, including the results of litigation and other proceedings resulting from the California energy situation, volatile fuel and purchased power costs and the completion of generation and transmission construction in the region, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital and access to capital markets; current credit ratings remaining in effect for any given period of time; our ability to compete successfully outside traditional regulated markets (including the wholesale market); the performance of our marketing and trading activities due to volatile market liquidity and any deteriorating counterparty credit and the use of derivative contracts in our business (including the interpretation of the subjective and complex accounting rules related to these contracts); changes in accounting principles generally accepted in the United States of America and the interpretation of those principles; the performance of the stock market and the changing interest rate environment, which affect the value of our nuclear decommissioning trust, pension, and other postretirement benefit plan assets, the amount of required contributions to Pinnacle West's pension plan and contributions to APS' nuclear decommissioning trust funds, as well as the reported costs of providing pension and other postretirement benefits; technological developments in the electric industry; the strength of the real estate market in SunCor's market areas, which include Arizona, Idaho, New Mexico and Utah; and other uncertainties, all of which are difficult to predict and many of which are beyond the control of Pinnacle West and APS.

Customer service excellence Solid operating performance Cost management focus Constructive regulatory outcomes Real estate asset optimization Shareholder value Create Shareholder Value

Regulatory Initiatives Promote interactive and cooperative regulatory process Respond to ACC "growth should pay for itself" Address resource planning Expand renewables and promote energy efficiency programs Address earnings attrition

Who Should Pay for Growth? Fees for Service "Arizona Corporation Commission regulators are exploring ways to require property owners to pay for services traditionally provided for free, with the costs spread among ratepayers. These include potential fees for new electric and natural gas customers." "This freebie was costing ratepayers," Commissioner Mayes said. "We are going to require growth to pay for itself. Right now, it is not." October 22, 2007

APS Proposed Amendments to Line Extension Schedule ACC 2007 rate order required APS to file amendments to eliminate allowances for new service Shift burden of rising distribution infrastructure costs away from current customer base to growth

APS Proposed Amendments to Line Extension Schedule APS proposed amendments Collect line extension costs on current basis $3,500 - $5,000 per new meter set Account for amounts collected as revenue Grandfather existing line extension agreements

FERC Transmission Rate Case $37 million wholesale rate increase requested $30 million applicable to APS retail rates Proposed formula-based rates with annual adjustment Rate base: $847 million Capital structure: 47% debt, 53% equity ROE requested: 11.3% 2006 test year

FERC Rate Case Time Line FERC request filed July 10, 2007 FERC rates effective March 1, 2008 (subject to refund) APS retail adjustor Application filed December 31, 2007 Rates requested effective March 1, 2008 ACC Staff recommendation filed January 28, 2008

Population % Change 2003 2004 2005 2006 2007 Arizona 0.026 0.029 0.035 0.036 0.03 U.S. 0.01 0.01 0.009 0.01 0.01 Fundamental Market Growth Metro Phoenix Single-Family Building Permits Arizona vs U.S. Population Growth 2002 2003 2004 2005 2006 2007 permits 34312 39654 48129 43258 27976 22000 Estimate

2006 2007 2008 2009 2010 MW APS Resource Requirements for Native Load 2006 - 2010 Average Annual Growth 3.5% Projected Peak Load & Reserves Long-term Resources Market Purchases Peaking Shortfall

Company Score Portland General Electric 716 Arizona Public Service 691 PacifiCorp 679 Southern California Edison 669 Pacific Gas and Electric 668 Xcel Energy-West 656 San Diego Gas & Electric 655 PNM Resources 651 Puget Sound Energy 651 Sierra Pacific Resources 605 Industry Average 669 Company Score Pacific Gas and Electric 750 Arizona Public Service 715 Portland General Electric 702 Southern California Edison 694 San Diego Gas & Electric 693 PacifiCorp 688 Sierra Pacific Resources 673 Puget Sound Energy 669 Xcel Energy-West 661 Industry Average 690 Industry Average 669 APS 2nd in Customer Satisfaction Among Western Electric IOU's APS APS Residential Commercial J.D. Power Rating J.D. Power Rating 2007 J.D. Power Customer Satisfaction Surveys

Top-Tier Coal Performance '03 '04 '05 '06 '07 APS 0.758 0.842 0.871 0.869 0.875 Industry Average* 0.685 0.706 0.719 0.708 Record fleet capacity factors for fourth straight year Cholla Set new production record 5.1 million MWh Capacity factor 90% Four Corners Capacity factor 86% 14.6 million MWh generated * Latest available Capacity Factors 2007 Highlights

Nuclear Challenges & Opportunities Capacity Factor Capacity Factors loss due to various maintenance issues Unit 1 '05 0.662 Unit 1 '06 0.423 0.471 Unit 1 '07 0.77 Unit 2 '05 0.819 Unit 2 '06 0.852 Unit 2 '07 0.952 Unit 3 '05 0.839 Unit 3 '06 0.855 Unit 3 '07 0.639 Top U.S. power producer past 15 years Unit 1 vibration issue resolved in 2006 Goal to achieve site capacity factor around 90% Executive management changes in early 2007 Randy Edington, chief nuclear officer Performance improvement plan underway Strengthening regulatory relationships Capacity Factor Capacity Factor Loss Due to Vibration Issue Capacity Factors Unit 1 Unit 2 Unit 3 '05 '06 '07 '05 '06 '05 '06 '07 '07

SunCor Overview IDAHO UTAH NEW MEXICO ARIZONA Boise St. George Santa Fe Albuquerque Sedona Prescott Phoenix As of December 31, 2007 (unaudited) Commercial and residential real estate developer in Western U.S. Total assets = $673 million Equity = $289 million Diverse geographic and business mix 6 master-planned communities 3 major commercial projects 500,000 square feet mixed-use urban infill 450,000 square feet industrial project

SunCor Gross Margin Contribution by Business Line Gross Margin Contribution ($ Millions) 2002 2003 2004 2005 2006 2007 Home sales 26 33 41 48 58 17 Condo sales 4 1 Land sales 21 35 66 54 57 43 Commercial property and management 12 29 13 7 15 14 Sale of assets 15 40 6 28 19 21 Total pretax gross margin 74 137 126 137 153 96 2002 2003 2004 2005 2006 $ Millions Pretax Home Sales Sale of Assets* Condo Sales Land Sales Commercial Property & Management 2007 * Includes discontinued operations

Consolidated EPS Summary Per Share EPS 2007 2006 4th Quarter 0.03 0.18 Year 3.1 3.27 EPS 2007 2006 4th Quarter -0.06 -0.07 Year 3.05 3.27 Per Share 4th Quarter Year

$ 0.05 Retail sales growth $ 0.01 Other items - net $(0.17) Higher O&M costs Consolidated EPS Summary of Major Variances $(0.03) SunCor 4th Quarter 2007 vs 4th Quarter 2006 $(0.04) 2006 income tax credits related to prior years $ 0.03 Rate increase impacts $ 0.03 Lower other taxes $(0.03) Higher depreciation

$ 0.28 Retail sales growth $(0.26) Higher O&M costs Consolidated EPS Summary of Major Variances $(0.37) SunCor Year 2007 vs Year 2006 $(0.17) Higher depreciation and interest $ 0.23 Weather effects $ 0.13 Rate increase impacts $(0.03) Other items - net $ 0.05 Marketing & trading $(0.08) Regulatory disallowance

Consolidated earnings expected to be within reasonable range around $2.50 per share APS 2008 earnings Basically flat compared with 2007 excluding abnormal weather and prior years' tax adjustments Assumes new transmission rates effective March 1, 2008 Does not include potential effects of line extension amendments SunCor earnings approximately $20 million 2008 Earnings Guidance As of January 30, 2008

Cost Review Staff Reduction Targeted reduction - 300 positions Targeted completion - end of first quarter 2008 $7 million estimated pretax annual O&M savings

Cost Review Non-Staff O&M Reductions Process efficiencies and reduction of projects throughout organization Reductions in medical expenses, communications and advertising costs $7 million estimated pretax annual savings

Cost Review Capital Expenditure Reductions More than $200 million over next five years $130 million Slower projected customer growth $ 60 million Improved planning, logistics and scheduling $ 20 million Deferral of system upgrades and projects not affecting reliability

($ Millions) 2005 2006 2007 2008 2009 2010 APS Distribution 325 357 372 420 440 430 APS Transmission 92 113 138 210 310 270 APS Generation 356 176 353 380 390 370 Other (a) 49 23 40 70 60 60 Total excluding SunCor 822 669 903 1080 1200 1130 SunCor (b) 106 201 161 100 90 100 Total 928 870 1064 1180 1290 1230 $ Millions Projected Excluding SunCor APS Distribution APS Generation Other APS Transmission Significant Capital Investment to Support Growth

Strong Equity Ratios to Support Growth 2002 2003 2004 2005 2006 2007 Consolidated Equity Ratio 0.452 0.454 0.474 0.532 0.513 0.493 2002 2003 2004 2005 2006 2007 APS equity ratio 0.493 0.457 0.451 0.538 0.527 0.519 Consolidated APS Excluding off-balance sheet adjustments 2002 2003 2004 2005 49% 52% 2006 2002 2003 2004 2005 2006 2007* 2007* * Unaudited

Top 15 Highest Yielding Companies Dividend Yield Average GREAT PLAINS ENERGY INC 0.0566 0.0367 HAWAIIAN ELECTRIC INDS 0.0545 0.0367 INTEGRYS ENERGY GROUP INC (old WPS) 0.0511 0.0367 PROGRESS ENERGY INC 0.0504 0.0367 PINNACLE WEST CAPITAL CORP 0.0495 0.0367 NISOURCE INC 0.0487 0.0367 CH ENERGY GROUP INC 0.0485 0.0367 DTE ENERGY CO 0.0482 0.0367 CONSOLIDATED EDISON INC 0.0475 0.0367 AMEREN CORP 0.0469 0.0367 UIL HOLDINGS CORP 0.0468 0.0367 ENERGY EAST CORP 0.0456 0.0367 TECO ENERGY INC 0.0453 0.0367 VECTREN CORP 0.0448 0.0367 DUKE ENERGY CORP 0.0436 0.0367 PNM RESOURCES INC 0.0429 0.0367 SCANA CORP 0.0418 0.0367 WESTAR ENERGY INC 0.0416 0.0367 SOUTHERN CO 0.0415 0.0367 ALLETE INC 0.0414 0.0367 XCEL ENERGY INC 0.0408 0.0367 CENTERPOINT ENERGY INC 0.0397 0.0367 NSTAR 0.0387 0.0367 OGE ENERGY CORP 0.0383 0.0367 PUGET ENERGY INC 0.0365 0.0367 PEPCO HOLDINGS INC 0.0355 0.0367 AMERICAN ELECTRIC POWER 0.0352 0.0367 DPL INC 0.0351 0.0367 IDACORP INC 0.0341 0.0367 PG&E CORP 0.0334 0.0367 DOMINION RESOURCES INC 0.0333 0.0367 CLECO CORP 0.0324 0.0367 ALLIANT ENERGY CORP 0.0312 0.0367 UNISOURCE ENERGY CORP 0.0285 0.0367 AVISTA CORP 0.0279 0.0367 FIRSTENERGY CORP 0.0276 0.0367 NORTHEAST UTILITIES 0.0256 0.0367 ENTERGY CORP 0.0251 0.0367 FPL GROUP INC 0.0242 0.0367 PUBLIC SERVICE ENTRP GRP INC 0.0238 0.0367 PPL CORP 0.0234 0.0367 EDISON INTERNATIONAL 0.0217 0.0367 EXELON CORP 0.0216 0.0367 WISCONSIN ENERGY CORP 0.0205 0.0367 SEMPRA ENERGY 0.02 0.0367 SIERRA PACIFIC RESOURCES 0.0188 0.0367 CONSTELLATION ENERGY GRP INC 0.017 0.0367 CMS ENERGY CORP 0.0115 0.0367 ALLEGHENY ENERGY INC 0.0094 0.0367 PNW 5.0% U.S. Electric Utilities Dividend Yields Industry Average 3.6% As of December 31, 2007 Pinnacle West Electric Utilities Pinnacle West Annual Dividend $2.10 Per Share

Customer service excellence Solid operating performance Cost management focus Constructive regulatory outcomes Real estate asset optimization Shareholder value Summary

Appendix

Current Credit Ratings Profile S&P Moody's Fitch Pinnacle West (Parent) Senior Unsecured Debt* BB+ Baa3 N/A Commercial Paper A3 P3 F3 Outlook Stable Negative Negative APS Senior Unsecured Debt BBB- Baa2 BBB Commercial Paper A3 P2 F3 Outlook Stable Negative Stable * Preliminary

Liquidity Resources APS $400 million revolver through December 2010 $500 million revolver through September 2011 Next long-term debt maturity 2011 As of December 31, 2007 Short-term borrowing approximately $200 million Cash and invested position approximately $50 million Pinnacle West (parent) $300 million revolver through December 2010 Next long-term debt maturity 2011 Short-term borrowing approximately $100 million as of December 31, 2007

Arizona Corporation Commissioners Party Commissioner Term Commissioner Affiliation Since Expires Mike Gleason, Chairman Republican Jan. 2003 Jan. 2009 Jeff Hatch-Miller Republican Jan. 2003 Jan. 2009 Kristin Mayes Republican Oct. 2003 Jan. 2011 William Mundell Republican June 1999 Jan. 2009 Gary Pierce Republican Jan. 2007 Jan. 2011

Annual base rate increase Fuel-related $ 315M $ 315M Non-fuel 120M 7M Total $ 435M $ 322M Percent increase 20.4% 15.1% Base fuel rate per kWh 3.25¢ 3.25¢ Return on equity 11.5% 10.75% Capital structure Long-term debt 45% 45% Common equity 55% 55% Rate base $4.46B $4.40B APS Retail Rate Case Summary of Request and Final Order ACC Final 2007 Order APS Rate Request

2007 ACC Rate Case Decision Key Components Updated base fuel rate to 2007 levels Improved timely recovery of fuel and purchased power costs Validated APS' fuel hedging and procurement programs Reflected APS' requested capital structure Implemented environmental improvement surcharge Began addressing who should pay for growth and challenges of regulatory lag

Power Supply Adjustor Revisions Effective July 1, 2007 Annual adjustor components Forward-looking estimate of fuel and purchased power costs True up to reconcile prior-year actual and estimated costs 4 mill/kWh annual cap on PSA rate changes Previously 4 mill/kWh lifetime cap

PSA Annual Adjustor and Surcharges Mills/kWh Duration 2007 annual adjustor 4.0 2/1/07 - mid-2008* Palo Verde 2005 deferral surcharge 1.2 7/1/07 - 6/30/08 2008 annual adjustor 4.0 2/1/08 - 1/31/09 * Extended to collect $46 million 2007 deferrals related to mid-2007 implementation of new base rates

APS Retail Service Territory Phoenix APS Retail Service Territory

1 4 2 3 Arizona's Standing in U.S. Population Growth 8 10 6 7 5 9 Annual percent change 2006 - 2007, U.S. Census Bureau

2003 2004 2005 2006 2007 Arizona Population 0.027 0.03 0.036 0.031 0.03 APS Customers 0.033 0.037 0.043 0.044 0.033 APS Retail Sales* 0.04 0.052 0.039 0.055 0.021 Economic Growth Underpins Retail Sales Growth * Weather normalized Annual Growth Arizona Population APS Customers APS Retail Sales*

APS 2007 Retail Customer and Sales Mix Customers 2007 Residential 966013 Commercial 115304 Industrial 3597 Other 1414 Total 1086328 2006 Customers 2006 Sales (MWh) Residential 936464 0.89 12993961 0.47 Commercial 110547 0.11 12348200 0.44 Industrial 3526 2475311 0.09 Other 1358 152925 Total 1051895 27970397 Sales (MWh) 2007 Residential 13771481 Commercial 12850891 Industrial 2548949 Total 29171321 1.1 Million Customers 29,172 GWh Sales Residential Commercial Industrial

2007 Energy Fuel Mix % of Native Load Nuclear 0.17 Coal 0.29 Gas, oil and other 0.15 Firm Purchases 0.39 Total 1 Coal Nuclear Purchased Power Gas Consolidated % of Native Load Nuclear 0.24 Coal 0.4 Gas, oil and other 0.19 Purchased Power 0.17 Total 1 Native Load Nuclear Coal Gas Purchased Power

New Gas Resources 96 MW gas peaking asset Yuma CTs Under construction In service summer 2008 560 MW gas purchase power agreement 10-year term beginning June 2010 Summer product, expanding to 6 months as needed

Arizona Renewable Energy Standard (RES) Sets minimum renewable energy amounts 5% of energy for retail sales by 2015 15% of energy for retail sales by 2025 Includes distributed energy component 30% of total by 2011 Renewable Resource Requirements

Potential Inter-Regional Transmission Expand resources to meet rapid load growth Enhance resource portfolio reliability and economics Increase system import capability Improve fuel diversity Access renewable wind and clean coal resources Arizona Utah Nevada Wyoming California New Mexico TransWest Express Project Other Planned Projects Upgrades Power Plants Substations Existing Lines

Arizona Transmission System


UTAH
UTAH
UTAH
COLORADO
MEAD/
MARKETPLACE/
LAS VEGAS
NAVAJO
SHIPROCK
SAN
JUAN
GLEN
CANYON
TRIBAL
LAND
FOUR
CORNERS
MOENKOPI
CALIFORNIA
FLAGSTAFF
MCKINLEY
CHOLLA
CORONADO
SPRINGER-
VILLE
PINNACLE PEAK
BOUSE
CALIFORNIA
WEST WING
PERKINS
PALO
VERDE
LIBERTY
KYRENE
GREENLEE
(AEPCO)
CALIFORNIA
SAGUARO
SILVERKING
(TEP)
N GILA
APACHE
SOUTH
VAIL
BICKNELL
KEY:
500 kV
345 kV to 360 kV
230 kV to 287 kV

WECC Available Transmission Capability 3,007 225 440 6,453 2,678 4,038 Summer 2007 estimates (MW)

Legacy Properties ($ Millions) 2002 2003 2004 2005 2006 2007 Master Planned Owned 301 173 148 170 172 152 Master Planned Developed for Others Commercial, Golf and Other 5 2 1 1 1 1 Total Legacy Properties 306 175 149 171 173 153 POST-1990 PROPERTIES 2002 2003 2004 2005 2006 2007 Master Planned Owned 32 30 20 10 10 9 Master Planned Developed for Others 81 88 137 157 238 256 Commercial, Golf and Other 45 88 99 101 143 214 Total Post-1990 Properties 157 206 256 269 391 479 $ Millions $ Millions SunCor Project Diversity by Type Legacy Properties Post-1990 Properties Master Planned Owned Master Planned Ventures with Landowners Commercial & Other 2002 2003 2004 2005 2006 2007 2002 2003 2004 2005 2006 2007

Legacy ($ Millions) 2001 2002 2003 2004 2005 2006 2007 Metro Phoenix 277 306 175 149 171 173 153 Northern AZ Utah New Mexico Idaho Total Legacy 277 306 175 149 171 173 Legacy Properties Post-1990 Properties 2002 2003 2004 2005 2006 2007 Post-1990 ($ Millions) 2002 2003 2004 2005 2006 2007 Metro Phoenix 68 115 117 110 152 222 Northern AZ 35 36 45 53 98 97 Utah 28 29 33 39 46 52 New Mexico 26 26 49 55 73 61 Idaho 0 0 11 12 22 47 Total Post 1990 157 206 256 269 391 479 2002 2003 2004 2005 2006 2007 Metro Phoenix Northern Arizona Utah New Mexico Idaho SunCor Geographic Project Diversity $ Millions $ Millions

Year Acquired Original Acreage 12/31/07 Acreage Master-Planned Communities Palm Valley (Phoenix, AZ) 1987 11,300 2,500 Rancho Viejo Phase I (Santa Fe, NM)* 1996 2,500 1,500 Coral Canyon (St. George, UT)* 1998 2,500 750 StoneRidge (Northern AZ)* 2001 1,840 1,100 Avimor (Boise, ID)* 2003 12,500 12,500 Prescott Lakes (Northern AZ)* 2004 175 175 Major Commercial Properties Talavi 1987 140 7 Palm Valley Office Park Phase 3 1987 4 4 Hayden Ferry Lakeside Office & Condos 2000 17 15 * Venture with landowner SunCor Active Projects

Social Responsibility Awards Innovest's highest rating (AAA) and ranked #2 electric utility Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World by Corporate Knights Storebrand's Social Responsibility Index "best in class" distinction EPA Climate Protection Award